EXHIBIT 6

                                 MICROBEST, INC.

                          $500,000 ADDITIONAL FINANCING

COMMITMENTS

Melange Trade Limited, Inc. ................................            $200,000

Income Partnership of America ..............................            $200,000

David H. Siegel Irrevocable Trust ..........................            $100,000
                                                                        --------

                                                                        $500,000
                                                                        --------

STOCK PURCHASE AGREEMENTS

August 31, 1999    Melange Trade Limited, Inc. .................        $150,000

September 30, 1999 Income Partnership of America ...............        $150,000

November 16, 1999  David H. Siegel Irrevocable Trust ...........        $ 50,000

December 1, 1999   Melange Trade Limited, Inc. .................        $ 50,000
                                                                        --------

                                                                        $400,000
                                                                        --------

FINANCIAL COMMITMENT

This will confirm our commitment to support the Microbest, Inc., mission with our financial resources.

Based on our discussions and the material you have made available to us we have confidence in you and Microbest and the impressive list of products that comprise the Microbest BioCleansing System.

Particularly, I want to acknowledge our commitment to stand by you with our financial resources to the extent of $ 200,000.

This commitment is an agreement to purchase Microbest common stock to be offered without registration in reliance on Section 4 (2) of the Securities Act of 1933, as 144 restricted shares. These shares are not being purchased for subdivision with any one else, nor is there an intent to sell or otherwise dispose of the shares.

It is understood that there is no present market for these shares and the shares are being purchased as a long term investment.

The price for the shares to be purchased will be at a discount of 25% to the average closing bid price as reported on the Over the Counter Bulletin Board (the exchange on which the common stock is listed and traded) for the five days prior to the date of purchase.

It is understood that the Company has no present plan to register these shares under the Securities Act of 1933.


Dated: August 16, 1999              MELANGE TRADE LIMITED, INC.
                                    ---------------------------
                                    Name of Corporation/Trust/Partnership


                                    D. H. SIEGEL, PRES.
                                    Executive Officer

                                    /s/ D. H. SIEGEL
                                    -----------------------
                                    Signature of Executive

                                                                  MICROBEST INC.

STOCK PURCHASE AGREEMENT

The undersigned applies to become a shareholder in Microbest, Inc. and agrees to purchase the number of shares indicated below.

It is understood that the shares are being offered for sale without registration in reliance on Section 4 (2) of the Securities Act of 1933, as 144 restricted shares.

The shares are not being purchased for subdivision with any one else.

There is no present intent to sell or otherwise dispose of the shares.

It is understood that the Company has no present intent to register these shares under the Securities Act of 1933.

It is understood that the Company has no profitable operating history, the investment is highly speculative, and there is considerable risk in this investment.

It is understood there is no present market for these shares, the purchase is a long-term investment, and they may not be sold. The purchase will not cause the undersigned financial difficulties. Further, the undersigned has had ample time to study this investment, and has had ample time to consult with financial advisors of choice, and has been able to see all relevant documents asked for.

The undersigned is an Accredited Investor as that term is defined in Section 2
(15) of the Securities Act of 1933.

The undersigned represents and warrants that the foregoing statements are true and accurate to the best of the information and belief of the undersigned.

The undersigned agrees to purchase 353,683 shares of Microbest, Inc., Common Stock at $.4241 per share and encloses $ 150,000 in full payment.

Dated: August 31, 1999              PURCHASER

                                    MELANGE TRADE LIMITED, INC.
                                    Name of Corporation/Trust/Partnership


                                    D. H. SIEGEL, PRES.
                                    Executive Officer

                                    /s/ D. H. SIEGEL
                                    -----------------------
                                    Signature of Executive

Accepted by Microbest, Inc.

/s/ ILLEGIBLE
----------------------------
Signature of Executive

                                                                 MICROBEST, INC.

STOCK PURCHASE AGREEMENT

The undersigned applies to become a shareholder in Microbest, Inc. and agrees to purchase the number of shares indicated below.

It is understood that the shares are being offered for sale without registration in reliance on Section 4 (2) of the Securities Act of 1933, as 144 restricted shares.

The shares are not being purchased for subdivision with any one else.

There is no present intent to sell or otherwise dispose of the shares.

It is understood that the Company has no present intent to register these shares under the Securities Act of 1933.

It is understood that the Company has no profitable operating history, the investment is highly speculative, and there is considerable risk in this investment.

It is understood there is no present market for these shares, the purchase is a long-term investment, and they may not be sold. The purchase will not cause the undersigned financial difficulties. Further, the undersigned has had ample time to study this investment, and has had ample time to consult with financial advisors of choice, and has been able to see all relevant documents asked for.

The undersigned is an Accredited Investor as that term is defined in Section 2
(15) of the Securities Act of 1933.

The undersigned represents and warrants that the foregoing statements are true and accurate to the best of the information and belief of the undersigned.

The undersigned agrees to purchase 368,421 shares of Microbest, Inc., Common Stock at $.1357 per share and encloses $ 50,000 in full payment.

Dated: December 1, 1999             PURCHASER

                                    MELANGE TRADE LIMITED, INC.
                                    Name of Corporation/Trust/Partnership


                                    D. H. SIEGEL, PRES.
                                    Executive Officer

                                    /s/ D. H. SIEGEL
                                    -----------------------
                                    Signature of Executive

Accepted by Microbest, Inc.

/s/ ILLEGIBLE
----------------------------
Signature of Executive

FINANCIAL COMMITMENT

This will confirm our commitment to support the Microbest, Inc., mission with our financial resources.

Based on our discussions and the material you have made available to us we have confidence in you and Microbest and the impressive list of products that comprise the Microbest BioCleansing System.

Particularly, I want to acknowledge our commitment to stand by you with our financial resources to the extent of $ 200,000.

This commitment is an agreement to purchase Microbest common stock to be offered without registration in reliance on Section 4 (2) of the Securities Act of 1933, as 144 restricted shares. These shares are not being purchased for subdivision with any one else, nor is there ail intent to sell or otherwise dispose of the shares.

It is understood that there is no present market for these shares and the shares are being purchased as a long-term investment.

The price for the shares to be purchased will be at a discount of 25% to the average closing bid price as reported on the Over the Counter Bulletin Board (the exchange on which the common stock is listed and traded) for the five days prior to the date of purchase.

It is understood that the Company has no present plan to register these shares under the Securities Act of 1933.

Dated: August 16, 1999              PURCHASER

                                    INCOME PARTNERSHIP OF AMERICA
                                    Name of Corporation/Trust/Partnership


                                    EDWARD M. CHISH, PRESIDENT
                                    Executive Officer

                                    /s/ EDWARD M. CHISH
                                    -----------------------
                                    Signature of Executive

                                                                 MICROBEST, INC.

STOCK PURCHASE AGREEMENT

The undersigned applies to become a shareholder in Microbest, Inc. and agrees to purchase the number of shares indicated below,

It is understood that the shares are being offered for sale without registration in reliance on Section 4 (2) of the Securities Act of 1933, as 144 restricted shares.

The shares are not being purchased for subdivision with any one else.

There is no present intent to sell or otherwise dispose of the shares.

It is understood that the Company has no present intent to register those shares under the Securities Act of 1933.

It is understood that the Company has no profitable operating history, the investment is highly speculative, and there is considerable risk in this investment.

It is understood there is no present market for these shares, the purchase is a long-term investment, and they may not be sold. The purchase will not cause the undersigned financial difficulties. Further, the undersigned has had ample time to study this investment, and has had ample time to consult with financial advisors of choice, and has been able to see all relevant documents asked for.

The undersigned is an Accredited Investor as that term is defined in Section 2
(15) of the Securities Act of 1933.

The undersigned represents and warrants that the foregoing statements are true and accurate to the best of the information and belief of the undersigned.

The undersigned agrees to purchase 559,999 shares of Microbest, Inc., Common Stock at $.2679 per share and encloses $150,000 in full payment,

Dated: September 30, 1999           PURCHASER

                                    INCOME PARTNERSHIP OF AMERICA
                                    Name of the Corporation/Trust/Partnership


                                    EDWARD M. CHISH, PRESIDENT
                                    Executive Officer

                                    /s/ EDWARD M. CHISH
                                    -----------------------
                                    Signature of Executive


Accepted by Microbest, Inc.

/s/ ILLEGIBLE
----------------------------
Signature of Executive

FINANCIAL COMMITMENT

This will confirm our commitment to support the Microbest, Inc., mission with our financial resources.

Based on our discussions and the material you have made available to us we have confidence in you and Microbest and the impressive list of products that comprise the Microbest BioCleansing System.

Particularly, I want to acknowledge our commitment to stand by you with our financial resources to the extent of $ 100,000.

This commitment is an agreement to purchase Microbest common stock to be offered without registration in reliance on Section 4 (2) of the Securities Act of 1933, as 144 restricted shares. These shares are not being purchased for subdivision with any one else, nor is there an intent to sell or otherwise dispose of the shares.

It is understood that there is no present market for these shares and the shares are being purchased as a long-term investment.

The price for the shares to be purchased will be at a discount of 25% to the average closing bid price as reported on the Over the Counter Bulletin Board (the exchange on which the common stock is listed and traded) for the five days prior to the date of purchase.

It is understood that the Company has no present plan to register these shares under the Securities Act of 1933.

PURCHASER
Dated: August 16, 1999
                                    DAVID H. SIEGEL IRREVOCABLE TRUST
                                    Name of the Corporation/Trust/Partnership


                                    MARIA S. SIEGEL (TRUSTEE)
                                    Executive Officer

                                    /s/ MARIA S. SIEGEL, TRUSTEE
                                    Signature of Executive

                                                                 MICROBEST, INC.

STOCK PURCHASE AGREEMENT

The undersigned applies to become a shareholder in Microbest, Inc. and agrees to purchase the number of shares indicated below.

It is understood that the shares are being offered for sale without registration in reliance on Section 4 (2) of the Securities Act of 1933, as 144 restricted shares.

The shares are not being purchased for subdivision with any one else.

There is no present intent to sell or otherwise dispose of the shares.

It is understood that the Company has no present intent to register these shares under the Securities Act of 1933.

It is understood that the Company has no profitable operating history, the investment is highly speculative, and there is considerable risk in this investment.

It is understood there is no present market for these shares, the purchase is a long-term investment, and they may not be sold. The purchase will not cause the undersigned financial difficulties. Further, the undersigned has had ample time to study this investment, and has had ample time to consult with financial advisors of choice, and has been able to see all relevant documents asked for.

The undersigned is an Accredited Investor as that term is defined in Section 2
(15) of the Securities Act of 1933.

The undersigned represents and wan-ants that the foregoing statements are true and accurate to the best of the information and belief of the undersigned.

The undersigned agrees to purchase 368,421 shares of Microbest, Inc., Common Stock at $.1357 per share and encloses $ 50,000 in full payment.


Dated: November 16, 1999            PURCHASER

                                    DAVID H. SIEGEL IRREVOCABLE TRUST
                                    Name of the Corporation/Trust/Partnership


                                    MARIA S. SIEGEL (TRUSTEE)
                                    Executive Officer

                                    MARIA S. SIEGEL, TRUSTEE
                                    -----------------------
                                    Signature of Executive

Accepted by Microbest, Inc.

/s/ ILLEGIBLE
----------------------------
Signature of Executive